UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

8/31

Date of reporting period:  8/31/14

Item 1.  Reports to Stockholders.

Hundredfold Funds

ANNUAL REPORT

August 31, 2014

Hundredfold Select Alternative Fund

Service Class (SFHYX)

Investor Class (HFSAX)

Hundredfold Select Equity Fund

Service Class (SFEOX)

1-855-582-8006

www.HundredfoldSelect.com

Distributed by Ceros Financial Services, Inc.

Hundredfold Funds
LETTER TO SHAREHOLDERS
August 31, 2014

Dear Shareholders,

This Annual Report for the Hundredfold Select Funds covers the period from September 1, 2013 to August 31, 2014 (the “annual period”) for the Hundredfold Select Alternative Fund and the Hundredfold Select Equity Fund. Hundredfold Advisors, LLC, serves as the sub-advisor to the Hundredfold Select Funds.

Equities

The Equity markets were generally higher through the entire year. With the S&P being up strongly, market psychology was excessively bullish which set the market up for the probability of a nasty correction. This period had strong returns for the stock market with several minor corrections along the way, breaking out to a new all-time high in August 2014. The smaller Cap Stocks began to significantly underperform the large-cap stocks indicating a move to a more conservative stance by investors. Markets in Asia and Europe began to peak out while the US market continued to draw money from overseas investors due to a strong dollar. A firm bond market in both government and lower quality high-yield bonds also moved modestly higher through this period.

Fixed Income

Performance in fixed income securities was mixed with tenure government bonds starting the period at about 2 1/2% and ending the period right where they started. Municipal bonds after a shaky start rallied strongly throughout the year. High Yield Bonds started the period with a yield of about 6.3% and ended the period at about 6.2% but were quite volatile. The yield spread began this period at about 3.8% and then fell to a low of 2.6% before moving back to a spread of 3.8% as a correction began. This 2.6 % spread marked a low point in high yield bonds, indicating that a correction was likely.

The Hundredfold Select Alternative Fund is benchmarked to the Barclays capital US aggregate bond index AGG; it returned 7.4% (Service class) and 8.4% (Investor class) for that period versus 5.7% for the benchmark. The management team successfully mitigated risk during several corrections in the high-yield bond market and completely avoided the correction in the floating rate sector toward the end of the year. Leverage was selectively used from time to time when risk factors were low and used to enhance returns to investors as well as having lower investment positions to reduce volatility.

The Hundredfold Select Equity Fund is benchmarked to the S&P 500 Total Return Index. The fund returned 10.7% for this period compared to the S&P 500 gain of 25.25%. Methods traditionally tied to risk reduction negatively impacted the performance as the sharp directional shifts often punish trend followers and rewarded buying during periods of heightened volatility. An increased focus on selecting other premiere stock picker managers who have consistent outperformance while utilizing a less active trading model continued to be the focus of management, while retaining risk management policies.

1

Hundredfold Select Alternative Fund
PORTFOLIO REVIEW (Unaudited)
August 31, 2014

The Fund’s performance figures* for the year ending August 31, 2014, compared to its benchmarks:

		Average Annual Total Return
				Since	Since
				Inception	Inception
	1 Year	3 Year	5 Year	September 1, 2004	October 24, 2012
Hundredfold Select Alternative Fund - Service Class	7.39%	7.55%	8.59%	6.18%	N/A
Hundredfold Select Alternative Fund - Investor Class	8.37%	N/A	N/A	N/A	6.75%
Barclays Capital U.S Aggregate Bond Index **	5.66%	2.91%	4.48%	4.72%	1.60%
S&P 500 Total Return Index ***	25.25%	20.61%	16.88%	8.36%	23.59%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses are 3.07% for the Service Class and 2.17% for the Investor Class per the December 28, 2013, prospectus. For performance information current to the most recent month-end, please call 1-855-582-8006.

**	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Top Holdings by Asset Class	% of Net Assets
Mutual Funds
Debt Funds	40.1%
Asset Allocation Funds	13.1%
Equity Fund	5.0%
Exchange Traded Funds
Equity Funds	4.0%
Short-Term Investements	30.6%
Other, Cash and Cash Equivalents	7.2%
Total	100.0%

Please refer to the Schedule of Investments in this Annual report for a detailed analysis of the Fund’s holdings.

2

Hundredfold Select Alternative Fund
Schedule of Investments
August 31, 2014

Shares		Value
	MUTUAL FUNDS - 58.2%
	ASSET ALLOCATION FUNDS - 13.1%
374,855	Gabelli Enterprise Mergers and Acquisitions Fund (a)	$5,120,522
884,362	Neuberger Berman Absolute Return Multi Manager Fund	9,851,788
		14,972,310
	DEBT FUNDS - 40.1%
2,629,969	Northeast Investors Trust	17,226,300
518,485	PIMCO Foreign Bond Fund U.S. Dollar-Hedged	5,765,555
2,090,909	PIMCO High Yield Spectrum Fund	23,083,636
		46,075,491
	EQUITY FUND - 5.0%
240,686	Diamond Hill Long-Short Fund	5,752,407

	TOTAL MUTUAL FUNDS (Cost - $66,153,849)	66,800,208

	EXCHANGE TRADED FUNDS - 4.0%
	EQUITY FUNDS - 4.0%
29,500	SPDR S&P Oil & Gas Exploration & Production ETF	2,331,975
23,400	Energy Select Sector SPDR Fund	2,310,516
	TOTAL EXCHANGE TRADED FUNDS
	(Cost - $4,589,533)	4,642,491

	SHORT-TERM INVESTMENTS - 30.6%
	MONEY MARKET FUND - 30.6%
35,139,481	Fidelity Institutional Money Market Funds - Money Market Portfolio - 0.04% (Cost - $35,139,481) (b)	35,139,481
Value
TOTAL INVESTMENTS - 92.8% (Cost - $105,882,863) (c)	$106,582,180
OTHER ASSETS LESS LIABILITIES - 7.2%	8,283,374
NET ASSETS - 100.0%	$114,865,554

(a)	Non income producing.

(b)	Variable rate security; the rate shown represents the seven day effective yield at August 31, 2014.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding the value of swap positions) is $105,882,863 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$699,317
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$699,317

Hundredfold Select Alternative Fund
Futures Contracts

Number of Contracts		Expiration	Notional Value at August 31, 2014	Unrealized Appreciation (Depreciation)
	Open Long Future Contracts
105	Mini MSCI Emerging Markets Index	September-14	$5,700,450	$(66,150)
59	Mini MSCI EAFE Index	September-14	5,666,360	(28,085)
98	Russell 2000 Mini	September-14	11,499,320	7,160
			$11,366,810	$(87,075)

	Open Short Future Contracts
(230)	S&P E-Mini	September-14	$(23,017,250)	$(30,188)
			$(11,650,440)	$(117,263)

Hundredfold Select Alternative Fund
Long Equity Swap Contracts

Reference Entity	Number of Shares	Notional Value at August 31, 2014	Interest Rate Payable *	Termination Date	Counterparty	Unrealized Appreciation
Cohen & Steers Preferred Securities & Income Fund	1,247,281	$17,121,648	3-Mth USD_LIBOR plus 100 bps	9/28/2015	CS	$15,988
Goldman Sachs MLP Energy Infrastructure Fund	545,596	7,016,850	3-Mth USD_LIBOR plus 100 bps	7/20/2015	CS	217,757
Nuveen High Yield Municipal Bond Fund	1,016,548	17,181,906	3-Mth USD_LIBOR plus 100 bps	8/14/2017	Barclays	48,590
Oppenheimer Senior Floating Rate	3,477,218	28,970,144	3-Mth USD_LIBOR plus 100 bps	5/21/2017	Barclays	29,856
RidgeWorth Seix Floating Rate High Income Fund	3,111,111	27,976,924	3-Mth USD_LIBOR plus 100 bps	8/14/2017	Barclays	85,298
Totals		$98,267,472				$397,489

CS- Credit Suisse Capital, LLC

*	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to financial statements.

3

Hundredfold Select Equity Fund
PORTFOLIO REVIEW (Unaudited)
August 31, 2014

The Fund’s performance figures* for the year ending August 31, 2014, compared to its benchmark:

		Average Annual Total Return
				Since
				Inception
	1 Year	3 Year	5 Year	October 11, 2004
Hundredfold Select Equity Fund	10.73%	3.76%	3.92%	2.99%
S&P 500 Total Return Index **	25.25%	20.61%	16.88%	8.26%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expense is 2.85% per the December 28, 2013, prospectus. For performance information current to the most recent month-end, please call 1-855-582-8006.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Top Holdings by Asset Class	% of Net Assets
Mutual Funds
Equity Funds	29.8%
Asset Allocation Funds	7.0%
Exchange Traded Funds
Equity Funds	25.4%
Debt Fund	14.7%
Short-Term Investements	29.8%
Liabilities Less Other Assets	(6.7)%
Total	100.0%

Please refer to the Schedule of Investments in this Annual report for a detailed analysis of the Fund’s holdings.

4

Hundredfold Select Equity Fund
Schedule of Investments
August 31, 2014

Shares		Value
	MUTUAL FUNDS - 36.8%
	ASSET ALLOCATION FUND - 7.0%
84,531	Hatteras Alpha Hedged Strategies Fund	$1,010,989

	EQUITY FUNDS - 29.8%
50,524	Akre Focus Fund	1,132,251
42,481	Eventide Gilead Fund	1,060,748
35,689	Hotchkis and Wiley Value Opportunities Fund	1,083,512
65,264	Invesco Global Low Volatility Equity Yield Fund	1,039,001
		4,315,512

	TOTAL MUTUAL FUNDS (Cost - $5,028,565)	5,326,501

	EXCHANGE TRADED FUNDS - 40.1%
	DEBT FUND - 14.7%
20,300	iShares 7-10 Year Treasury Bond ETF	2,129,470

	EQUITY FUNDS - 25.4%
25,000	EGShares Emerging Markets Consumer ETF	711,250
14,700	Energy Select Sector SPDR Fund	1,451,478
28,000	iShares MSCI Brazil Capped ETF	1,503,600
		3,666,328

	TOTAL EXCHANGE TRADED FUNDS
	(Cost - $5,744,460)	5,795,798
Shares		Value
	SHORT-TERM INVESTMENTS - 29.8%
	MONEY MARKET FUND - 29.8%
4,305,517	Fidelity Institutional Money Market Funds - Money Market Portfolio 0.04% (a) (Cost - $4,305,517)	$4,305,517

	TOTAL INVESTMENTS - 106.7% (Cost - $15,078,542) (b)	$15,427,816
	LIABILITIES LESS OTHER ASSETS - (6.7) %	(969,112)
	NET ASSETS - 100.0%	$14,458,704

(a)	Variable rate security; the rate shown represents the seven day effective yield at August 31, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding the value of futures and swap positions) is $15,111,165 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$326,599
Unrealized Depreciation:	(9,948)
Net Unrealized Appreciation:	$316,651

Hundredfold Select Equity Fund
Futures Contracts

Number of Contracts	Open Long Future Contracts	Expiration	Notional Value at August 31, 2014	Unrealized Appreciation (Depreciation)
27	Mini MSCI Emerging Markets Index	September-14	$1,465,830	$(7,290)
7	Mini MSCI EAFE Index	September-14	672,280	(3,855)
18	Nasdaq 100 E-Mini	September-14	1,469,520	54,000
12	Russell 2000 Mini	September-14	1,408,080	16,980
14	S&P E-Mini	September-14	1,401,050	15,863
			$6,416,760	$75,698

Hundredfold Select Equity Fund
Long Equity Swap Contracts

Reference Entity	Number of Shares	Notional Value at August 31, 2014	Interest Rate Payable(1)	Termination Date	Counterparty	Unrealized Appreciation
iShares Latin America 40 ETF	36,000	$1,453,703	1-Mth USD_LIBOR plus 30 bps	1/7/2015	CS	$80,257
iShares S&P Europe 350 ETF	31,000	1,466,123	1-Mth USD_LIBOR plus 30 bps	1/7/2015	CS	4,677
WisdomTree India Earnings Fund	64,000	1,456,949	1-Mth USD_LIBOR plus 30 bps	1/7/2015	CS	331
		$4,376,775				$85,265

CS- Credit Suisse Capital, LLC

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to financial statements.

5

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2014

	Hundredfold Select Alternative Fund	Hundredfold Select Equity Fund
Assets:
Investments securities:
At cost	$105,882,863	$15,078,542
At value	$106,582,180	$15,427,816
Cash:
Deposits for swaps	7,260,000	870,000
Cash held at broker for futures	895,243	211,933
Unrealized appreciation on swaps	397,489	85,265
Unrealized appreciation on futures	—	75,698
Receivables:
For fund shares sold	6	—
Dividends and interest	52,307	102
Other assets	26,666	13,906
Total assets	115,213,891	16,684,720

Liabilities:
Unrealized depreciation on futures	117,263	—
Payables:
Investment securities purchased	—	2,195,355
For fund shares redeemed	10,989	1,075
Accrued investment advisory fees	97,216	12,076
Accrued operating services fees	51,086	5,434
Accrued distribution expense	71,783	12,076
Total liabilities	348,337	2,226,016

Net Assets	$114,865,554	$14,458,704

Net Assets Consist Of:
Paid in Capital	106,978,979	15,807,648
Accumulated net investment income (loss)	—	(126,517)
Accumulated net realized gain (loss)	6,907,032	(1,732,664)
Net unrealized appreciation (depreciation) on:
Investments	699,317	349,274
Futures	(117,263)	75,698
Swaps	397,489	85,265
Total Net Assets	$114,865,554	$14,458,704

Calculation of Net Asset Value Per Share:
Service Class
Net assets	$84,784,610	$14,458,704
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	3,588,819	673,779
Net asset value, redemption and offering price per share	$23.62	$21.46

Investor Class
Net assets	$30,080,944
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,228,371
Net asset value, redemption and offering price per share	$24.49

See accompanying notes to financial statements.

6

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2014

	Hundredfold Select Alternative Fund	Hundredfold Select Equity Fund
Investment income:
Dividend income	$3,382,011	$124,503
Interest income	8,757	1,049
Total investment income	3,390,768	125,552

Expenses:
Investment advisory fees	1,237,321	127,355
Distribution expenses - Service Class	914,061	127,355
Operating services fees	577,256	57,308
Total expenses	2,728,638	312,018
Less: Waiver from Advisor	—	(1,255)
Total expenses	2,728,638	310,763
Net investment income (loss)	662,130	(185,211)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Unaffiliated Investments	2,790,833	300,090
Affiliated Investments - See Note 5	—	(16,878)
Futures	806,767	30,666
Swaps	4,436,963	395,442
	8,034,563	709,320
Capital gain distributions from regulated investment companies	118,272	46,258

Change in unrealized appreciation (depreciation) on:
Investments	714,509	389,874
Futures	(117,263)	73,988
Swaps	306,199	85,265
	903,445	549,127
Net realized and unrealized gain on investments	9,056,280	1,304,705
Net increase in net assets resulting from operations	$9,718,410	$1,119,494

See accompanying notes to financial statements.

7

STATEMENTS OF CHANGES IN NET ASSETS

	Hundredfold Select Alternative Fund		Hundredfold Select Equity Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in net assets from:

Operations:
Net investment income (loss)	$662,130	$1,944,927	$(185,211)	$(120,602)
Net realized gain on investments	8,034,563	6,256,333	709,320	874,180
Capital gain distributions from regulated investment companies	118,272	44,715	46,258	—
Change in net unrealized appreciation (depreciation) on investments	903,445	(2,438,243)	549,127	(353,363)
Net increase in net assets resulting from operations	9,718,410	5,807,732	1,119,494	400,215

Distributions to shareholders:
Net investment income
Service Class	(2,144,015)	(1,783,214)	—	—
Investor Class	(36,438)	(359,657)	—	—
Net realized gain
Service Class	(3,303,207)	(4,648,928)	—	—
Investor Class	(1,300,270)	(631,083)	—	—
Total distributions to shareholders	(6,783,930)	(7,422,882)	—	—

Capital share transactions:
Proceeds from shares sold:
Service Class	22,057,169	34,880,371	7,854,471	3,040,739
Investor Class	10,661,244	32,967,067	—	—
Net asset value of shares issued in reinvestment of distributions:
Service Class	4,521,367	5,461,044	—	—
Investor Class	307,982	234,395	—	—
Payments for shares redeemed
Service Class	(50,381,106)	(38,594,274)	(3,565,038)	(3,315,127)
Investor Class	(10,379,600)	(4,558,693)	—	—

Total increase (decrease) in net assets from capital share transactions	(23,212,944)	30,389,910	4,289,433	(274,388)

Total increase (decrease) in net assets	(20,278,464)	28,774,760	5,408,927	125,827

Net assets:
Beginning of Year	135,144,018	106,369,258	9,049,777	8,923,950
End of Year	$114,865,554	$135,144,018	$14,458,704	$9,049,777
Accumulated net investment Income (loss), end of year	$—	$262,296	$(126,517)	$(110,434)
		.		.
	Hundredfold Select Alternative Fund		Hundredfold Select Equity Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Service Class
Shares sold	937,385	1,467,288	379,127	156,570
Shares issued in reinvestment of distributions	197,210	234,628	—	—
Shares redeemed	(2,121,367)	(1,620,268)	(172,231)	(176,967)
Net increase (decrease) in shares	(986,772)	81,648	206,896	(20,397)

Investor Class (a)
Shares sold	445,237	1,382,366
Shares issued in reinvestment of distributions	13,041	10,023
Shares redeemed	(431,188)	(191,108)
Net increase in shares	27,090	1,201,281

(a)	Hundredfold Select Alternative Fund Investor Class shares commenced operations on October 24, 2012.

See accompanying notes to financial statements.

8

Financial Highlights

												Ratios to Average Net Assets
			Net Realized													Net
			and	Net Increase												Investment
	Net Asset	Net	Unrealized	(Decrease)	Dividends	Distributions		Net Asset								Income (Loss)
	Value,	Investment	Gain	in Net Asset	from Net	from		Value,			Net Assets,					After Expense	Portfolio
	Beginning	Income	(Loss) on	Value Resulting	Investment	Realized	Total	End	Total		End of Year/	Total		Net		Reimbursement/	Turnover
Year/Period	of Year/Period	(Loss)[1]	Investments	from Operations	Income	Capital Gains	Distributions	of Year/Period	Return[2]		Period (,000)	Expenses[3]		Expenses[3]		Recoupment[4]	Rate[5]
Hundredfold Select Alternative Fund
Investor Class
Year Ended August 31, 2014	$23.45	$0.28	$1.69	$1.97	$(0.03)	$(0.90)	$(0.93)	$24.49	8.55	% [8]	$30,081	1.54%		1.54%		1.16%	367%
Period Ended August 31, 2013 [6]	23.97	0.40	0.52	0.92	(0.36)	(1.08)	(1.44)	23.45	3.97	% [7,8]	$28,164	1.54	% [9]	1.54	% [9]	1.96%	429	% [7]
Hundredfold Select Alternative Fund
Service Class
Year Ended August 31, 2014	$23.38	$0.07	$1.65	$1.72	$(0.58)	$(0.90)	$(1.48)	$23.62	7.57	% [8]	$84,785	2.44%		2.44%		0.31%	367%
Year Ended August 31, 2013	23.67	0.35	0.83	1.18	(0.39)	(1.08)	(1.47)	23.38	5.12	% [8]	106,980	2.44%		2.44%		1.49%	429%
Year Ended August 31, 2012	22.66	0.41	1.78	2.19	(0.34)	(0.84)	(1.18)	23.67	10.00%		106,369	2.45%		2.45%		1.79%	418%
Year Ended August 31, 2011	22.20	0.41	1.12	1.53	(0.43)	(0.64)	(1.07)	22.66	6.95%		58,084	2.55%		2.55%		1.79%	360%
Year Ended August 31, 2010	20.36	0.36	2.35	2.71	(0.87)	—	(0.87)	22.20	13.51%		45,150	2.55%		2.55%		1.69%	192%

Hundredfold Select Equity Fund
Year Ended August 31, 2014	$19.38	$(0.30)	$2.38	$2.08	$—	$—	$—	$21.46	10.73%		$14,459	2.45%		2.44%		(1.45%)	1,063%
Year Ended August 31, 2013	18.31	(0.28)	1.35	1.07	—	—	—	19.38	5.84%		9,050	2.45%		2.43%		(1.50%)	1,534%
Year Ended August 31, 2012	19.21	(0.34)	(0.56)	(0.90)	—	—	—	18.31	(4.69%)		8,924	2.46%		2.46%		(1.85%)	2,277%
Year Ended August 31, 2011	17.89	(0.39)	1.71	1.32	—	—	—	19.21	7.38	% [10]	17,306	2.55%		2.55%		(1.91%)	1,752%
Year Ended August 31, 2010	17.79	(0.17)	0.36	0.19	(0.09)	—	(0.09)	17.89	1.06%		13,952	2.55%		2.55%		(0.91%)	1,447%

[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

[2]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

[3]	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

[4]	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

[5]	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[6]	Hundredfold Select Alternative Fund Investor Class commenced operations on October 24, 2012.

[7]	Not Annualized.

[8]	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

[9]	Annualized.

[10]	The Adviser made a contribution due to trade error. If the contribution had not been made, the total return would have been 7.38%.

See accompanying notes to financial statements.

9

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS

August 31, 2014

1.	ORGANIZATION

The Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund (each a “Fund”, and together the “Funds”) are each a non-diversified series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”) organized on August 26, 2010 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund currently offers Service Class Shares and, as of October 24, 2012, Hundredfold Select Alternative Fund also offers Investor Class Shares which commenced operations on October 24, 2012.

Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The Hundredfold Select Alternative Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis, by investing primarily in any combination of equity and fixed-income securities based on market conditions, trends and expectations. The Hundredfold Select Equity Fund seeks a high total rate of return (income from short-term trading plus capital appreciation) on an annual basis by investing at least 80% in equity securities or derivatives of such securities.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual results could differ from those estimates.

a) Investment Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the mean price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Financial futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Investments in open-end investment companies are valued at net asset value. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Credit Deferred Swaps are valued by a pricing agent covering the specific type of swap. Certain credit default swaps (“CDS”) and credit indices are valued independently by Markit; or if no valuation is available from a pricing agent, as determined by Gemini, at the price received from the broker-dealer/counterparty that issued the swap.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

b) Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor and/or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor and/or sub advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other

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Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2014

independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – Each Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended Funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by each Fund will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that each Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2014 for each Fund’s assets and liabilities measured at fair value:

Hundredfold Select Alternative Fund

Assets *	Level 1	Level 2	Level 3	Total
Investments
Mutual Funds	$66,800,208	$—	$—	$66,800,208
Exchange Traded Funds	4,642,491	—	—	4,642,491
Short-Term Investments	35,139,481	—	—	35,139,481
Total Investments	$106,582,180	$—	$—	$106,582,180
Derivatives
Long Equity Swaps	$—	$397,489	$—	$397,489
Total Assets	$106,582,180	$397,489	$—	$106,979,669
Liabilities
Derivatives
Futures Contracts	$(117,263)	$—	$—	$(117,263)

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Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2014

Hundredfold Select Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Investments
Mutual Funds	$5,326,501	$—	$—	$5,326,501
Exchange Traded Funds	5,795,798	—	—	5,795,798
Short-Term Investments	4,305,517	—	—	4,305,517
Total Investments	$15,427,816	$—	$—	$15,427,816
Derivatives
Futures Contracts	$75,698	$—	$—	$75,698
Long Equity Swaps	—	85,265		85,265
Total	75,698	85,265	—	160,963
Total Assets	$15,503,514	$85,265	$—	$15,588,779

The Funds did not hold any Level 3 securities during the current year ended.

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is each Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for classification by asset class.

c) Swap Contracts – The Funds are subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing their investment objectives. The Funds may enter into various swap transactions, such as total return swaps and portfolio swaps for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by the Funds calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Funds had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements in instances where the Advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

Each Fund may enter into CDS. CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by each Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

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Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2014

Each Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if each Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Funds collateralize swap agreements with cash and certain securities if indicated on the Schedule of Investments of each of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Funds. The Funds do not net collateral. In the event of a default by the counterparty, the Funds will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Funds are regularly collateralized either directly with the Funds or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor. The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

d) Stock Index Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

e) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate all cash, cash equivalents and liquid securities as collateral for written options, futures contracts and options on futures contracts.

f) Risks of Investing in Foreign Securities – The Hundredfold Select Equity Funds may invest in foreign securities. Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, and a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

g) Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

13

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2014

h) Security Transactions and Related Income – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis.

i) Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

j) Federal Income Taxes – Each Fund continues to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income tax. No provision for federal income taxes has been made.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years 2011 - 2013 or expected to be taken in each Fund’s 2014 tax return. The Funds identify their major tax jurisdictions as U.S. Federal, and foreign jurisdictions where each Fund makes significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

k) Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of each Fund.

l) Indemnifications – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended August 31, 2014, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were:

	Alternative Fund	Equity Fund
Purchases	$300,818,082	$112,063,325
Sales	$278,043,255	$105,284,684

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of August 31, 2014, the Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund each invested in futures and swaps contracts.

14

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2014

At August 31, 2014, the fair value of derivatives instruments was as follows:

Asset derivatives
		Foreign exchange risk	Equity risk	Credit risk	Commodity risk	Total
Hundredfold Select	Swap Contracts[1]	$—	$217,757	$179,732	$—	$397,489
Alternative Fund
	Total	$—	$217,757	$179,732	$—	$397,489

Hundredfold Select	Swap Contracts[1]	$331	$84,934	$—	$—	$85,265
Equity Fund	Futures[2]	$—	$75,698	$—	$—	$75,698
	Total	$331	$160,632	$—	$—	$160,963

1.	Statement of Assets and Liabilities location: Unrealized appreciation on swaps

2.	Statement of Assets and Liabilities location: Unrealized appreciation on futures

Liability derivatives
		Foreign exchange risk	Equity risk	Credit risk	Commodity risk	Total
Hundredfold Select	Futures[3]	$—	$(117,263)	$—	$—	$(117,263)
Alternative Fund
	Total	$—	$(117,263)	$—	$—	$(117,263)

3.	Statement of Assets and Liabilities location: Unrealized depreciation on futures

Transactions in derivative instruments during the year ended August 31, 2014, were as follows:

		Foreign exchange risk	Equity risk	Credit risk	Commodity risk	Total
Hundredfold Select	Realized gain (loss)[4]
Alternative Fund	Futures contracts	$—	$1,036,319	$(133,018)	$(96,534)	$806,767
	Swap contracts	13,086	(119,467)	4,420,282	123,062	4,436,963
	Total realized gain (loss)	$13,086	$916,852	$4,287,264	$26,528	$5,243,730
	Change in unrealized appreciation (depreciation)[5]
	Futures contracts	$—	$(117,263)	$—	$—	$(117,263)
	Swap contracts	494	217,757	87,948	—	306,199
	Total change in unrealized appreciation (depreciation)	$494	$100,494	$87,948	$—	$188,936
Hundredfold Select	Realized gain (loss)[4]
Equity Fund	Futures contracts	$—	$104,645	$(28,819)	$(45,160)	$30,666
	Swap contracts	34,705	320,897	69,721	(29,881)	395,442
	Total realized gain (loss)	$34,705	$425,542	$40,902	$(75,041)	$426,108
	Change in unrealized appreciation (depreciation)[5]
	Futures contracts	$—	$73,988	$—	$—	$73,988
	Swap contracts	331	84,934	—	—	85,265
	Total change in unrealized appreciation (depreciation)	$331	$158,922	$—	$—	$159,253

4.	Statement of Operations location: Net realized gain (loss) on futures and swaps.

5.	Statement of Operations location: Change in unrealized appreciation (depreciation) on futures and swaps.

The derivative instruments outstanding as of August 31, 2014 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

15

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2014

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

Each Fund’s policy is to recognize a net asset or liability equal to the unrealized gain/ (loss) for futures and swaps contracts. During the year ended August 31, 2014, each Fund is subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at August 31, 2014.

Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged		Net Amount
Hundredfold Select Alternative Fund
Swaps Contracts	$397,489	$—	$397,489	$—	$—		$397,489
Futures Contracts	7,160	(7,160)	—	—	—		—
Total	$404,649	$(7,160)	$397,489	$—	$—		$397,489
Hundredfold Select Equity Fund
Swaps Contracts	$85,265	$—	$85,265	$—	$—		$85,265
Futures Contracts	86,843	(11,145)	75,698	—	—		75,698
Total	$172,108	$(11,145)	$160,963	$—	$—		$160,963

Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged		Net Amount
Hundredfold Select Alternative Fund
Futures Contracts	$(124,423)	$7,160	$(117,263)	$—	$117,263	(1)	$—
Hundredfold Select Equity Fund
Futures Contracts	$(11,145)	$11,145	$—	$—	$—	(1)	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

16

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2014

5.	AFFILIATED INVESTMENTS

Investments in other investment companies advised by the Advisor are defined as “affiliated”. Transactions in affiliates for the year ended August 31, 2014 were as follows:

Hundredfold Select Equity Fund

Affiliated Investments	OnTrack Core Fund

Market value at beginning of year August 31, 2013:	$1,863,678

Cost of purchases during the year	$—
Proceeds from sales during the year	1,880,556
Net realized loss during the year	(16,878)
Capital gain distribution	—
Market value at end of year August 31, 2014:	$—

Dividend income earned during the year	$—

Shares at beginning of year	36,687
Shares purchased during the year	—
Share sold during the year	(36,687)

Shares at end of year	—

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended August 31, 2014 and August 31, 2013 was as follows:

For fiscal year ended	Ordinary	Long-Term	Total
August 31, 2014	Income	Capital Gain	Distribution
Hundredfold Select Alternative Fund	$5,923,777	$ 860,153	$ 6,783,930

For fiscal year ended	Ordinary	Long-Term	Total
August 31, 2013	Income	Capital Gain	Distribution
Hundredfold Select Alternative Fund	$7,196,220	$ 226,662	$ 7,422,882

As of August 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	Loss and	Appreciation/	Accumulated
	Income	Gains	Forwards	Differences	Late Year Losses	(Depreciation)	Earnings/(Deficits)
Hundredfold Select Alternative Fund	$6,257,911	$531,858	$—	$—	$—	$1,096,806	$7,886,575

Hundredfold Select Equity Fund	—	—	(1,624,343)	—	(126,517)	401,916	(1,348,944)

17

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2014

The difference between book basis and tax basis accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on open futures contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Select Equity Fund incurred and elected to defer such late year losses of $126,517.

The Regulated Investment Company Modernization Act of 2010 which was enacted on December 22, 2010 requires the Funds to utilize post-enactment (non-expiring) capital losses prior to pre-enactment capital loss carryovers for fiscal year ends beginning after the date of enactment. As a result, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized. At August 31, 2014, the Select Equity Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-Expiring	Non-Expiring
	August 31, 2017	Short-Term	Long -Term	Total
Hundredfold Select Equity Fund	$1,468,317	$156,026	$—	$1,624,343

Permanent book and tax differences, primarily attributable to the reclassification of income distributions and net operating losses, the book/tax basis treatment of swaps, and adjustments for nondeductible expenses, resulted in reclassifications for the following Funds for the year ended August 31, 2014 as follows:

	Paid in	Undistributed Net	Accumulated Net Realized
	Capital	Investment Income	Gain/(Loss) from Investment
Hundredfold Select Alternative Fund	$(10,206)	$1,256,027	$(1,245,821)
Hundredfold Select Equity Fund	(169,128)	169,128	—

7.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Advisors Preferred, LLC (“Advisor”), serves as investment advisor to the Funds. The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Investment Advisory Agreement: Each Fund has entered into an investment advisory agreement with the Advisor. The Advisor receives a fee, computed daily and payable monthly and applied to each Fund’s average daily net assets at an annual rate of 1.00%. In addition, the Advisor has entered into a sub-advisory agreement with Hundredfold Advisors, LLC (“Sub-Advisor”) whereby the Sub-Advisor will direct investment activities of each Fund. The Sub-Advisor is paid by the Advisor and not the Fund. For the year ended August 31, 2014, Select Alternative Fund and Select Equity Fund paid $1,237,321 and $127,355, respectively, in advisory fees. The Advisor has voluntary waived a portion of the advisory fee that relates to any holding in affiliated investments, see note 5. The reduction in Advisor fees, pursuant to the voluntary waiver amounted to $1,255 for Hundredfold Select Equity Fund. The waiver is voluntary, not contractual and may be terminated at any time.

Fund Services Agreement: The Funds have entered into a Fund Services Agreement (the “Agreement”) with GFS. Each Fund shall pay to GFS 45 basis points (0.45%) on assets up to $100 million, 40 basis points (0.40%) on assets $100 million to $250 million, 35 basis points (0.35%) on assets from $250 million to $500 million and 30 basis points (0.30%) on assets greater than $500 million. Basis point fees will be calculated based upon the average net assets of each Fund for the previous month.

The fees cover operational services such as fund administration, fund accounting and transfer agency services to the Fund as well as other operating expenses. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, an account maintenance fee of 0.25% and as compensation for sales and promotional activities and services under this Plan, a distribution fee at the rate of 0.75% on an annualized basis of the average net assets attributable to Service Class shares of each Fund and is paid to Ceros Financial Services (the “Distributor”) an affiliate of the Advisor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of Service Class accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Distributor is an affiliate of the Advisor. During the year ended August 31, 2014, Ceros Financial Services, Inc. (“Ceros”), a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund, and received $8,626 and $26,881, respectively, in trade commissions.

18

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2014

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds currently invest a portion of their assets in Fidelity Institutional Money Market Fund. Each Fund may redeem its investment from the Fidelity Institutional Money Market Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of each Fund may be directly affected by the performance of the Fidelity Institutional Money Market Fund. The financial statements of the Fidelity Institutional Money Market Fund may invest in Certificates of Deposit, Commercial Paper, Repurchase agreements, US Government and Agency Debt, including the portfolio of investments, can be found at Fidelity website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of August 31, 2014 the percentage of net assets invested in the Fidelity Institutional Money Market Fund for Select Alternative and Select Equity was 30.6% and 29.8%, respectively.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund and Board of Trustees of Northern Lights Fund Trust II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund (the “Funds”), each a series of Northern Lights Fund Trust II, as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund as of August 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

October 29, 2014

20

Expense Example Table
August 31, 2014 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period March 1, 2014 – August 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio	March 1, 2014	August 31, 2014	Period (1)
Service Class
Hundredfold Select Alternative Fund
Based on actual fund return	2.44%	$1,000.00	$1,016.80	$12.40
Based on hypothetical 5% return	2.44%	1,000.00	1,012.91	12.38
Hundredfold Select Equity Fund
Based on actual fund return	2.45%	1,000.00	992.60	12.30
Based on hypothetical 5% return	2.45%	1,000.00	1,012.85	12.43

Investor Class
Hundredfold Select Alternative Fund
Based on actual fund return	1.54%	1,000.00	1,021.30	7.85
Based on hypothetical 5% return	1.54%	1,000.00	1,017.44	7.83

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by the number of days in the fiscal year (365).

21

Hundredfold Funds
SUPPLEMENTAL INFORMATION (Unaudited)

August 31, 2014

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a Meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 29-30, 2014, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the investment advisory agreement between the Trust, on behalf of the Hundredfold Select Alternative Fund, and Hundredfold Select Equity Fund (the “Hundredfold Funds”), each a series of the Trust, and Advisors Preferred LLC (“Advisors Preferred”) (“Advisors Preferred Advisory Agreement”). The Board further considered the renewal of the sub-advisory agreement between Advisors Preferred and Hundredfold Advisors, LLC (“Hundredfold Advisors”) with respect to the Hundredfold Funds (“Hundredfold Sub-Advisory Agreement’), (together, the “Hundredfold Advisory Agreements”).

In advance of the meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement and the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Advisors Preferred Advisory Agreement and the Hundredfold Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Hundredfold Advisory Agreements and comparative information relating to the advisory fees and other expenses of the Hundredfold Funds. The materials also included due diligence materials relating to the Advisors Preferred and Hundredfold Advisors (including due diligence questionnaires completed by the Advisers Preferred and Hundredfold Advisors, Advisors Preferred’s and Hundredfold Advisor’s Forms ADV, select financial information of Adviser Preferred, bibliographic information regarding Advisors Preferred’s and Hundredfold Advisor’s key management and investment advisory personnel, and comparative fee information relating to each of the Hundredfold Funds) and other pertinent information. Based on their evaluation of information provided by Advisor’s Preferred and Hundredfold Advisor’s, in conjunction with each of the Hundredfold Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Advisors Preferred Advisory Agreement and the Hundredfold Sub-Advisory Agreement with respect to each of the Hundredfold Funds.

At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the renewal of the Advisors Preferred Advisory Agreement with respect to each of the Hundredfold Funds and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below with respect to the Meeting. In their deliberations considering the Advisors Preferred Advisory Agreement, as appropriate, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Hundredfold Funds’ particular circumstances.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Advisors Preferred related to the proposed renewal of the Advisors Preferred Advisory Agreement, including its ADVs, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for each of the Hundredfold Funds, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of the research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of Advisors Preferred with respect to a series of important questions, including: whether each was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Hundredfold Funds; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with each of the Hundredfold Fund’s

22

Hundredfold Funds
SUPPLEMENTAL INFORMATION (Unaudited)

August 31, 2014

investment limitations, noting that the CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under Advisors Preferred’s compliance program. The Board then reviewed the capitalization of Advisors Preferred based on financial information provided by and representations made by Advisors Preferred and concluded that Advisors Preferred was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to each of the Hundredfold Funds. The Board concluded that Advisors Preferred had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisors Preferred Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Advisors Preferred to each of the Hundredfold Funds were satisfactory.

Performance. The Board reviewed the performance of each Hundredfold Fund as compared to its peer group, Morningstar category and benchmark for the one year, five year and since inception periods noting Hundredfold Select Alternative has outperformed its peer group and benchmark categories for the one year, five year and since inception periods. The Board further noted that Hundredfold Select Alternative underperformed its Morningstar category for the one year period but outperformed its Morningstar category for the five year and since inception periods. With respect to Hundredfold Select Equity, the Board noted that the Fund had underperformed its peer group for the one year and five year periods but outperformed its peer group since inception. The Fund also underperformed its benchmark for the one year, five year, and since inception periods and underperformed its Morningstar category for the five year period and since inception while outperforming its Morningstar category for the one year period. With respect to Hundredfold Select Alternative, the Board concluded that past performance was acceptable and generally in line with its risk level. With respect to Hundredfold Select Equity, the Board discussed the Fund’s poor performance while noting a slight relative improvement in short-term performance. They discussed actions that Advisors Preferred and Hundredfold Select Equity’s sub-advisor, Hundredfold Advisors, in particular, have taken to address lagging performance and, after further discussion, concluded that the processes and personnel Advisors Preferred and Hundredfold Advisors have put in place are reassuring.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by Advisors Preferred, the Board discussed the comparison of management fees and total operating expense data and reviewed each Hundredfold Fund’s advisory and overall expenses compared to a peer group comprised of funds constructed by Advisors Preferred with similar investment objectives and strategies and of similar size.

The Board noted the following annual advisory fees based on the average net assets of the applicable Fund:

Fund	Annual Advisory Fee
Hundredfold Select Alternative Fund	1.00%
Hundredfold Select Equity Fund	1.00%

The Board concluded that based on Advisors Preferred’s experience, expertise, and services to be provided to each Hundredfold Fund, the fees to be charged by Advisors Preferred were reasonable. The Board noted that Advisors Preferred is responsible for the sub-advisory fees payable to Hundredfold Advisors out of the contractual advisory fee paid to Advisors Preferred by each of the Hundredfold Funds. In addition, the Board considered that Advisors Preferred would be responsible for monitoring the Hundredfold Advisors, as sub-adviser to the Hundredfold Funds. In so doing, Advisors Preferred would commit substantial financial and other resources to the management of each of the Hundredfold Funds.

Profitability. The Board also considered the level of profits that could be expected to accrue to Advisors Preferred with respect to the Hundredfold Funds based on profitability reports and analyses reviewed by the Board and the selected financial information of Advisors Preferred provided by Advisors Preferred. After review and discussion, the Board

23

Hundredfold Funds
SUPPLEMENTAL INFORMATION (Unaudited)

August 31, 2014

concluded that based on the services provided by Advisors Preferred and the projected growth of each Hundredfold Fund, the fees were reasonable and that anticipated profits from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which each of the Hundredfold Funds will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the Hundredfold Funds, Advisors Preferred’s expectations for growth for each Hundredfold Fund, and concluded that any material economies of scale would not be achieved in the near term.

The Board then reviewed and discussed the written materials and deliberated on the renewal of the Hundredfold Sub-Advisory Agreement. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by Hundredfold Advisors, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Hundredfold Advisors; (iii) the performance history of Hundredfold Advisors for each Hundredfold Fund; and (iv) Hundredfold Advisors financial condition, history of operations and ownership structure. In considering the renewal of the Hundredfold Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services provided by Hundredfold Advisors, the Board noted the experience of the portfolio management and research personnel of Hundredfold Advisors, including its experience in the investment field, education and industry credentials. The Board discussed the financial condition of Hundredfold Advisors and reviewed supporting materials. The Board reviewed the presentation materials prepared by Hundredfold Advisors describing their investment process. The Board discussed Hundredfold Advisors compliance structure and broker selection process. The Board concluded that Hundredfold Advisors had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Hundredfold Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to each Hundredfold Fund were satisfactory.

Performance. The Board, including the Independent Trustees, considered the performance of each of the Hundredfold Funds previously reviewed during its consideration of the each Hundredfold Fund’s adviser, Advisors Preferred, and concluded that the performance obtained by Hundredfold Advisors for each of the Hundredfold Funds was satisfactory while noting that each Fund had, as previously noted, underperformed certain benchmarks and for certain periods. As they had previously discussed with respect to Advisors Preferred, the Board agreed that in areas where performance has lagged, Hundredfold Advisors has taken appropriate actions to address such underperformance, and that the process and personnel Hundredfold Advisors has put in place are reassuring.

Fees, Expenses and Profitability. As to the costs of the services to be provided and profits to be realized by Hundredfold Advisors, the Board discussed the sub-advisory fees and considered that Hundredfold Advisors is to be paid by Advisors Preferred out of its advisory fees and not by the Hundredfold Funds. The Board concluded that the sub-advisory fees to be paid to Hundredfold Advisors were reasonable in light of the anticipated quality of the services to be performed by it. The Board also believed, based on information that Advisors Preferred provided that the Hundredfold Sub-Advisory Agreement has been negotiated at arm’s-length between Advisors Preferred and Hundredfold Advisors. As to profitability, the Board discussed the total fee previously paid, and expected to be paid to Hundredfold Advisors based on each Hundredfold Fund’s current assets. The Board noted that Hundredfold Advisors donates substantially all of its revenues to a charitable organization and that it receives no other compensation from either of the Hundredfold Funds or Advisors Preferred except the sub-advisory fee earned pursuant to the Hundredfold Sub-Advisory Agreement. The Board did note, however, that Spectrum Financial, an affiliate of Hundredfold Advisors, does receive a shareholder service fee from the Hundredfold Funds for its clients that are invested in the Funds. The Board further noted that, because all sub-

24

Hundredfold Funds
SUPPLEMENTAL INFORMATION (Unaudited)

August 31, 2014

advisory fees are paid by Advisors Preferred, the overall advisory fees paid by the Hundredfold Funds are not directly affected by the respective sub-advisory fees. Consequently, the Board did not consider the costs of services provided by Hundredfold Advisors or its profitability to be significant factors. Based on all these factors, the Board concluded that the sub-advisory fees to be paid under the Hundredfold Sub-Advisory Agreement were reasonable in light of the services to be provided thereunder.

Economies of Scale. Since the sub-advisory fees are not paid by the Hundredfold Funds, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Hundredfold Funds’ assets increase.

Conclusion: The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Hundredfold Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from Advisors Preferred and Hundredfold Advisors as the Board believed to be reasonably necessary to evaluate the terms of each of the Hundredfold Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to each Advisory Agreement separately, (a) the terms of the Hundredfold Advisory Agreements are reasonable; (b) the advisory fee (or sub-advisory fee) is reasonable; and (c) the Hundredfold Advisory Agreements are in the best interests of the respective Hundredfold Fund, and its shareholders. In considering the renewal of each of the Hundredfold Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of each Hundredfold Advisory Agreement was in the best interests of each of the Hundredfold Funds and their shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Hundredfold Advisory Agreement.

25

Hundredfold Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

August 31, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	26	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust

Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	26	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	26	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	26	Orizon Investment Counsel (financial services company) Board Member

26

Hundredfold Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

August 31, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (since 2012), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (since 2008), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	26	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC ( 2004 - 2012).	N/A	N/A
27

Hundredfold Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

August 31, 2014

Interested Trustees and Officers

James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003 - 2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012);	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

The fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-852-8006.

28

Privacy Policy

Rev. April 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

29

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar Holdings, LLC

●    Gemcom, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.
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PROXY VOTING POLICY

Information regarding how each Fund’s voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-582-8006 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-582-8006.

INVESTMENT ADVISOR

Advisors Preferred, LLC

1445 Research Boulevard, #530

Rockville, MD 20850

SUB-ADVISOR

Hundredfold Advisors, LLC

2940 N. Lynnhaven Road, Suite 210A

Virginia Beach, VA 23452

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Mr. Keith Rhoades is audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Keith Rhoades is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $28,000

(b)

Audit-Related Fees

2014 - None

(c)

Tax Fees

2014 - $6,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $6,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

11/10/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

        Kevin E. Wolf, President

Date

11/10/14

By (Signature and Title)

/s/ Erik Naviloff

       Erik Naviloff, Treasurer

Date

11/10/14